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                                                                Exhibit 24.1(c)

                         CONSENT OF INDEPENDENT AUDITORS

We consent to incorporation by reference of our report dated March 8, 1994 with respect to the consolidated financial statements of Lomak Petroleum, Inc. for the year ended December 31, 1993 in the Registration Statement (Form S-8) of Lomak Petroleum, Inc. for the registration of 1,200,000 shares of common stock.

                                                             ERNST & YOUNG LLP

Cleveland, Ohio
August 23, 1996





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